UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2015 (February 24, 2015)

New Media Investment Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001- 36097	38-3910250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas New York, NY	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 479-3160

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On February 24, 2015, the Board of Directors (the “Board”) of New Media Investment Group Inc. (“New Media”), acting on the recommendation and approval of the Compensation Committee of the Board (the “Compensation Committee”), approved the payment of a cash bonus of $400,000 to Kirk Davis, our Chief Operating Officer, for services rendered in fiscal year 2014.

On the same date, the Board, acting on the recommendation and approval of the Compensation Committee, granted Mr. Davis, a named executive officer of the Company, 43,592 shares of restricted stock of the Company (the “Awarded RSGs”) under the New Media Investment Group Inc. Nonqualified Stock Option and Incentive Award Plan. The Awarded RSGs vest in one-third increments on each of the first, second and third anniversaries of the February 24, 2015. Each Awarded RSG will be subject to a Restricted Stock Award Agreement between the recipient thereof and the Company in the form attached to this Current Report on Form 8-K as Exhibit 99.1.

(f)

On January 6, 2015, in its Registration Statement on Form S-1/A (File No. 333-201143), the Company filed its Summary Compensation Table, reporting compensation of Mr. Davis for the year ended December 28, 2014, pursuant to Item 402 of Regulation S-K. The 2014 bonus amount and the 2014 change in pension value and nonqualified deferred compensation earnings for Mr. Davis had not been determined as of the date of the filing of the Summary Compensation Table. Pursuant to Item 5.02(f) of Form 8-K, below is updated Summary Compensation Table information for fiscal year 2014, which includes the fiscal 2014 bonus amount, the fiscal 2014 change in pension value and nonqualified deferred compensation earnings and fiscal 2014 total compensation.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(2)	Total ($)
Kirk Davis —Chief Operating Officer	2014	494,785	400,000	(1)	19,849	914,634

(1)	This amount reflects the bonus amount that was earned in 2014 and paid in 2015.
(2)	The amount in this column represents the aggregate change in the actuarial present value of Mr. Davis’ accumulated benefit under the George W. Prescott Publishing Company Pension Plan, which was frozen effective December 31, 2008.

Item 9.01	– Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Form of Restricted Stock Award Agreement for Awarded RSG’s

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MEDIA INVESTMENT GROUP INC.

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

Date: March 2, 2015